------------------------
                                  ANNUAL REPORT
                            ------------------------
                                 March 31, 2001
                            ------------------------


                                   Value Line
                                      U.S.
                                  Multinational
                                     Company
                                   Fund, Inc.



                                    [GRAPHIC]
                            ------------------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line U.S. Multinational Company Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------
To Our Shareholders:

The sour U.S. stock market that we have witnessed for most of the past year has had a decidedly negative impact on the Value Line U.S. Multinational Company Fund. For the six months ended March 31, 2001, the Fund was down more than 27% compared to the S&P 500 loss of 18.75%; for the full fiscal year, the loss was almost 32% compared to the S&P 500 loss of 21.68%.(1)

But these numbers don't tell the full story. The tech-heavy NASDAQ Composite plunged 68.5% from its peak back in March of 2000 to its recent bottom this past March. While the U.S. Multinational Company Fund is not a technology fund, many of the stocks that meet the Fund's criteria for a certain level of sales outside the U.S. are in the technology arena, and we have historically maintained an overweighting in that sector.

In that respect, the complexion of the Fund has changed over the past year, and especially over the past six months. The economic weakness that started to appear in the middle of 2000 became even more prominent by the end of the year and into 2001, with the predictable result that corporate earnings collapsed and stock prices fell in tandem. This rapid negative price and earnings momentum has forced down the Value Line Timeliness Ranks of several prominent portfolio holdings, and several stocks--including Dell Computer, Cisco Systems, Intel, and PMC Sierra--have been liquidated. As a result, we are now underweighted in the tech sector.

Looking ahead, the stock market will continue to be held hostage to the overall economic environment, and while we don't think a recession is immediately in the wings (see our Economic Observations nearby), it seems that the economy will remain under pressure for a few more quarters as the Federal Reserve continues to engineer more monetary easing. Once the economy grows more favorable, however, we fully expect that stocks ranked 1 or 2 in the Value Line Timeliness Ranking System will once again outperform the broad market.


                                             Sincerely,


                                             /s/ Jean Bernhard Buttner

                                             Jean Bernhard Buttner
                                             Chairman and President

April 30, 2001

--------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.


--------------------------------------------------------------------------------
2

                                Value Line U.S. Multinational Company Fund, Inc.

U.S. Multinational Company Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The domestic economy is operating at a rather modest growth rate as the first half of the year winds down. Evidence of this restrained level of business activity can be found in recent figures on manufacturing, factory usage, and employment. Overall, we estimate that the economy will grow by just 1%-2% through midyear. Thereafter, we would expect the pace of business activity to quicken somewhat as the benefits of recent reductions in interest rates become apparent. Overall, however, in light of current conditions and the near-term outlook for certain sectors, we doubt whether GDP growth will exceed 2%-3% during the second half of the year.

Inflationary  pressures,  meanwhile,  continue  to be held in check for the most part, with sustained moderate increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, some short-term pricing pressures could still evolve over the next few quarters, particularly if oil prices resume their upward climb in response to reduced energy production worldwide. The prospect of several additional months of just modest economic improvement, however, should help to contain energy consumption, thereby helping to keep oil and gas prices from escalating once again.

Meanwhile, the Federal Reserve, taking note of the current subdued level of economic growth, has been reducing interest rates aggressively, with four rate reductions being enacted thus far this year. The Fed's objective in lowering interest rates at this time is to give the economy the lift needed to ensure that a second-half comeback is forged. Given the Fed's goal of ensuring that the long business uptrend is sustained, we would expect the nation's central bank to trim interest rates further in the months ahead.

                 COMPARISON OF THE CHANGE IN VALUE OF A $10,000
             INVESTMENT IN THE VALUE LINE U.S. MULTINATIONAL COMPANY
                        FUND, INC. AND THE S&P 500 INDEX

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                  Value Line
                              U.S. Multinational
         Date                 Company Fund, Inc.           S&P 500 Index
         ----                 ------------------           -------------
         11/95                      10,000                     10,000
         12/95                       9,890                     10,323
         3/96                       10,593                     10,877
         6/96                       11,437                     11,364
         9/96                       12,501                     11,712
         12/96                      13,106                     12,688
         3/97                       12,538                     13,030
         6/97                       14,712                     15,300
         9/97                       16,429                     16,444
         12/97                      15,593                     16,914
         3/98                       17,448                     19,269
         6/98                       17,877                     19,903
         9/98                       15,464                     17,927
         12/98                      19,593                     21,739
         3/99                       21,180                     22,820
         6/99                       21,866                     24,287
         9/99                       21,963                     22,773
         12/99                      26,622                     26,157
         3/00                       27,627                     26,752
         6/00                       26,808                     26,041
         9/00                       25,901                     25,789
         12/00                      21,696                     23,771
         3/1/2001                   18,836                     20,953

                   From November 17, 1995+ to March 31, 2001

The Standard & Poor's 500 Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

Performance Data:*
                                          Average
                                          Annual
                                           Total
                                          Return
                                           -----
1 year ended March 31, 2001............   -31.82%
5 years ended March 31, 2001...........   +12.20%
From November 17, 1995+ to
  March 31, 2001.......................   +12.49%

+    Commencement of operations.

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
                                                                               3

Value Line U.S. Multinational Company Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS (77.2%)

        ADVERTISING (2.5%)
 9,200  Omnicom Group, Inc....................................      $  762,496

        AEROSPACE/
          DEFENSE (2.5%)
 5,500  Boeing Co. ...........................................         306,405
 5,000  Northrop Grumman Corp.................................         435,000
                                                                    ----------
                                                                       741,405

        BANK (3.1%)
 9,900  State Street Corp.....................................         924,660

        BEVERAGE--SOFT
          DRINK (0.7%)
 5,000  PepsiCo, Inc..........................................         219,750

        BIOTECHNOLOGY (4.7%)
16,000  Amgen Inc.............................................         963,000
 6,800  Biogen, Inc.*.........................................         430,525
                                                                    ----------
                                                                     1,393,525


        COMPUTER &
          PERIPHERALS (4.5%)
20,000  EMC Corp.*............................................         588,000
 8,000  International Business
          Machines Corp.......................................         769,440
                                                                    ----------
                                                                     1,357,440

        COMPUTER SOFTWARE
          & SERVICES (6.5%)
10,000  Adobe Systems, Inc. ..................................         349,700
 2,900  BEA Systems Inc.......................................          85,187
15,000  Fiserv, Inc.*.........................................         671,016
12,000  Microsoft Corp.*......................................         656,250
 8,200  Oracle Corp.*.........................................         122,836
 2,100  Siebel Systems, Inc.*.................................          57,120
                                                                    ----------
                                                                     1,942,109

        DIVERSIFIED
          COMPANIES (1.4%)
10,000  Tyco International Ltd................................         432,300

        DRUG (4.0%)
 6,000  Merck & Co., Inc......................................         455,400
18,000  Pfizer, Inc...........................................         737,100
                                                                    ----------
                                                                     1,192,500

        ELECTRIC UTILITY--
          WEST (3.0%)
18,000  AES Corp. (The)*......................................         899,280

        ELECTRICAL
          EQUIPMENT (2.8%)
 7,200  Corning Inc...........................................         148,968
16,500  General Electric Co...................................         690,690
                                                                    ----------
                                                                        839,658

        ELECTRONICS (0.3%)
 5,700  Flextronics International Ltd.* ......................          85,500

        ENTERTAINMENT (3.9%)
29,000  AOL Time Warner, Inc.*................................       1,164,350

        FINANCIAL SERVICES--
          DIVERSIFIED (7.1%)
18,000  American Express Co...................................         743,400
10,125  American International
          Group, Inc..........................................         815,063
12,500  Citigroup, Inc........................................         562,250
                                                                    ----------
                                                                     2,120,713

        MEDICAL SUPPLIES
          (10.6%)
 8,200  Biomet, Inc. .........................................         323,003
18,000  Guidant Corp.*........................................         809,820
12,792  Johnson & Johnson.....................................       1,118,916
20,000  Medtronic, Inc........................................         914,800
                                                                    ----------
                                                                     3,166,539

        METALS & MINING--
          DIVERSIFIED (1.8%)
15,000  Alcoa, Inc. ..........................................         539,250


--------------------------------------------------------------------------------
4

                                Value Line U.S. Multinational Company Fund, Inc.

                                                                  March 31, 2001
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

        OILFIELD SERVICES/
          EQUIPMENT (1.5%)
 3,500  BJ Services Co.*......................................      $  249,200
 4,000  Noble Drilling Corp.*.................................         184,640
                                                                   -----------
                                                                       433,840

        PETROLEUM--
          PRODUCING (2.8%)
 3,500  Anadarko Petroleum Corp...............................         219,730
10,500  Apache Corp. .........................................         604,905
                                                                   -----------
                                                                       824,635
        PRECISION
          INSTRUMENT (0.7%)
 5,200  KLA-Tencor Corp.*.....................................         204,750

        RECREATION (1.6%)
13,000  Harley-Davidson, Inc..................................         493,350

        RETAIL--SPECIAL
          LINES (3.6%)
40,000  Tiffany & Co..........................................       1,090,000

        RETAIL STORE (3.7%)
 9,000  Costco Wholesale Corp.*...............................         353,250
14,800  Wal-Mart Stores, Inc..................................         747,400
                                                                   -----------
                                                                     1,100,650

        TELECOMMUNICATIONS
          EQUIPMENT (3.9%)
11,200  QUALCOMM Incorporated*................................         634,200
12,800  Tellabs, Inc.*........................................         520,800
                                                                   -----------
                                                                     1,155,000
                                                                   -----------

        TOTAL COMMON STOCKS
          & TOTAL INVESTMENT
          SECURITIES (77.2%)
          (Cost $14,383,694) .................................      23,083,700
                                                                   -----------


Principal
Amount                                                                Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (22.7%)
(including accrued interest)
$2,200,000  Collateralized by $2,180,000
               U.S. Treasury Notes
               6.125%, due 8/31/02,with
               a value of $2,245,385
               (with Morgan Stanley
               Dean Witter & Co.,
               5.12%, dated 3/30/01,
               due 4/2/01, delivery
               value $2,200,939)..............................     $ 2,200,626
 2,300,000  Collateralized by $1,673,000
               U.S. Treasury Bonds
               8.75%, due 5/15/20, with
               a value of $2,350,785
               (with UBS Warburg LLC,
               5.25%, dated 3/30/01,
               due 4/2/01, delivery value
               $2,301,006)....................................       2,300,671
 2,300,000  Collateralized by $2,095,000
              U.S. Treasury Notes
              6.875%, due 5/15/06, with
              a value of $2,358,868
              (with State Street Bank &
              Trust Co., 5.20%, dated
              3/30/01, due 4/2/01,
              delivery value
              $2,300,997).....................................       2,300,664
                                                                   -----------

            TOTAL REPURCHASE
            AGREEMENTS .......................................       6,801,961


CASH AND OTHER ASSETS IN
   EXCESS OF LIABLITIES (0.1%) ...............................          21,162
                                                                   -----------

NET ASSETS (100%) ............................................     $29,906,823
                                                                   ===========

NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE,
   PER OUTSTANDING SHARE
   ($29,906,823 / 1,766,887) .................................     $     16.93
                                                                   ===========
*Non-income producing

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               5

Value Line U.S. Multinational Company Fund, Inc.

Statement of Assets and Liabilities
at March 31, 2001
--------------------------------------------------------------------------------
Assets:
Investment securities, at value
  (Cost--$14,383,694) ........................................    $ 23,083,700
Repurchase agreement
  (Cost--$6,801,961) .........................................       6,801,961
Cash .........................................................          54,781
Dividends receivable .........................................          11,057
Receivable for capital shares sold ...........................           2,000
                                                                  ------------
    Total Assets .............................................      29,953,499
                                                                  ------------
Liabilities:
Accrued expenses:
  Advisory fee payable .......................................          19,632
  Service and distribution plan
    fees payable .............................................           6,544
  Other ......................................................          20,500
                                                                  ------------
    Total Liabilities ........................................          46,676
                                                                  ------------
Net Assets ...................................................    $ 29,906,823
                                                                  ============
Net Assets consist of:
Capital stock, at $.01 par value
  (authorized 50,000,000,
  outstanding 1,766,887 shares) ..............................    $     17,669
Additional paid-in capital ...................................      19,208,516
Undistributed net realized gain
  on investments .............................................       1,980,632
Net unrealized appreciation
  of investments .............................................       8,700,006
                                                                  ------------
Net Assets ...................................................    $ 29,906,823
                                                                  ============
Net Asset Value, Offering and
  Redemption Price, per
  Outstanding Share
  ($29,906,823 / 1,766,887
  shares outstanding) ........................................    $      16.93
                                                                  ============


Statement of Operations
for the Year Ended March 31, 2001
--------------------------------------------------------------------------------
Investment Income:
Interest .....................................................    $    170,079
Dividend .....................................................         127,877
                                                                  ------------
   Total Income ..............................................         297,956
                                                                  ------------
Expenses:
Advisory fee .................................................         294,034
Service and distribution plan fee ............................          98,011
Auditing and legal fees ......................................          44,781
Accounting and bookkeeping fees ..............................          32,400
Custodian fees ...............................................          29,220
Directors' fees and expenses .................................          23,446
Registration and filing fees .................................          18,849
Printing .....................................................          16,487
Insurance, dues and other ....................................           7,108
Amortization of deferred organization
  costs (note 2) .............................................           6,536
Transfer agent ...............................................           6,073
                                                                  ------------
    Total Expenses before
      custody credits ........................................         576,945
    Less: custody credits ....................................          (2,765)
                                                                  ------------
    Net Expenses .............................................         574,180
                                                                  ------------
Net Investment Loss ..........................................        (276,224)
                                                                  ------------
Net Realized and Unrealized Gain
  (Loss) on Investments:
    Net Realized Gain ........................................       2,134,088
    Change in Net Unrealized
      Appreciation ...........................................     (15,978,404)
                                                                  ------------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments .............................................     (13,844,316)
                                                                  ------------
Net Decrease in Net Assets from
  Operations .................................................    $(14,120,540)
                                                                  ============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
6

                                Value Line U.S. Multinational Company Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended March 31, 2001 and 2000
--------------------------------------------------------------------------------

                                                                           Year Ended          Year Ended
                                                                            March 31,           March 31,
                                                                              2001                2000
                                                                        -------------------------------------

Operations:
  Net investment loss .................................................. $   (276,224)           $   (261,154)
  Net realized gain on investments .....................................    2,134,088                 446,945
  Change in net unrealized appreciation ................................  (15,978,404)             10,285,136
                                                                         ------------------------------------
  Net (decrease) increase in net assets from operations ................  (14,120,540)             10,470,927
                                                                         ------------------------------------

Distributions to Shareholders:
  Net realized gain from investment transactions .......................     (597,705)               (749,854)
                                                                         ------------------------------------

Capital Share Transactions:
  Proceeds from sale of shares .........................................   10,961,599               7,846,551
  Proceeds from reinvestment of distributions to shareholders ..........      596,719                 748,821
  Cost of shares repurchased ...........................................  (12,303,622)             (7,049,157)
                                                                         ------------------------------------
  Net (decrease) increase from capital share transactions ..............     (745,304)              1,546,215
                                                                         ------------------------------------

Total (Decrease) Increase in Net Assets ................................  (15,463,549)             11,267,288

Net Assets:
  Beginning of year ....................................................   45,370,372              34,103,084
                                                                         ------------------------------------
  End of year .......................................................... $ 29,906,823            $ 45,370,372
                                                                         ====================================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               7

Value Line U.S. Multinational Company Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line U.S. Multinational Company Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is maximum total return. The Fund invests primarily in common stock or securities convertible into common stock of U.S. companies that have significant sales from international operations.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book-tax differences relating to current year net operating loss are reclassified within the composition of net asset accounts. During the current year, the Fund reclassified $276,224 from accumulated net investment loss to additional paid-in-capital. Net investment loss, net realized gain, and net assets were not affected by this reclassification.


--------------------------------------------------------------------------------
8

                                Value Line U.S. Multinational Company Fund, Inc.

                                                                  March 31, 2001
--------------------------------------------------------------------------------

2.   Organization Costs

Costs of $52,030 incurred in connection with the Fund's organization and initial registration have been deferred and were amortized on a straight-line basis over 60 months, beginning at the commencement of operations of the Fund.

3.   Capital Share Transactions

Transactions in capital stock were as follows:

                                                     Year Ended    Year Ended
                                                      March 31,     March 31,
                                                        2001          2000
                                                     ------------------------

Shares sold ....................................      471,793        337,841
Shares issued in reinvestment of
  dividends and distributions ..................       31,707         33,192
                                                      ----------------------
                                                      503,500        371,033
Shares repurchased .............................      531,480        302,612
                                                      ----------------------
Net (decrease) increase ........................      (27,980)        68,421
                                                      ======================
4. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

                                       Year Ended
                                     March 31, 2001
                                     --------------
PURCHASES:
  Investment Securities ............. $ 5,396,298
                                      ===========
SALES:
  Investment Securities ............. $11,010,074
                                      ===========

At March 31, 2001, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $21,185,655. The aggregate appreciation and depreciation of investments based on a comparison of investment values and their costs for federal income tax purposes was $9,766,410 and $1,066,404, respectively, resulting in a net appreciation of $8,700,006.

5.   Advisory Fees,  Service and Distribution  Plan Fees and  Transactions  With
     Affiliates:

An advisory fee of $294,034 was paid or payable to Value Line, Inc. the Fund's investment adviser (the "Adviser") for the year ended March 31, 2001. The fee is computed at the annual rate of .75 of 1% of the daily net assets during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders, at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $98,011 were paid or payable to the Distributor under this Plan for the year ended March 31, 2001.

For the year ended March 31, 2001, the Fund's expenses were reduced by $2,765 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor, are also officers and directors of the Fund. During the year ended March 31, 2001, the Fund paid brokerage commissions totaling $5,824 to the Distributor, which clears its transactions through unaffiliated brokers.

At March 31, 2001, the Adviser, and/or affiliated companies, and the Value Line, Inc. Profit Sharing and Savings Plan, owned 1,474,615 shares of the Fund's capital stock, representing 83.5% of the outstanding shares. In addition, certain officers and directors of the Fund owned 121,726 shares of capital stock, representing 6.9% of the outstanding shares.


--------------------------------------------------------------------------------
                                                                               9

Value Line U.S. Multinational Company Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:


                                                                          Years Ended March 31,
                                            ------------------------------------------------------------------------
                                              2001           2000           1999           1998          1997
                                            ------------------------------------------------------------------------
Net asset value, beginning of year ......   $ 25.28        $ 19.75        $ 16.27        $ 12.34       $ 10.55
                                            ------------------------------------------------------------------------

Income (loss) from investment operations:
  Net investment (loss) income ..........      (.16)          (.15)          (.13)          (.08)          .12(1)
  Net gains or losses on securities (both
    realized and unrealized) ............     (7.85)          6.11           3.61           4.80          1.82
                                            ------------------------------------------------------------------------
  Total from investment operations ......     (8.01)          5.96           3.48           4.72          1.94
                                            ------------------------------------------------------------------------

Less distributions:
  Dividends from net investment income ..        --             --             --             --          (.14)
  Distributions from realized gains .....      (.34)          (.43)            --           (.79)         (.01)
                                            ------------------------------------------------------------------------
  Total distributions ...................      (.34)          (.43)            --           (.79)         (.15)
                                            ------------------------------------------------------------------------
Net asset value, end of year ............   $ 16.93        $ 25.28        $ 19.75        $ 16.27       $ 12.34
                                            ========================================================================
Total return ............................    -31.82%         30.44%         21.39%         39.17%        18.36%
                                            ========================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..   $29,907        $45,370        $34,103        $29,675       $18,081
Ratio of operating expenses to average
  net assets ............................      1.47%(5)       1.49%(5)       1.58%(4)       1.69%(4)      1.97%(2)(3)
Ratio of net investment (loss) income to
  average net assets ....................     (0.71)%       (0.69)%        (0.76)%        (0.60)%       (0.64)%(2)(3)
Portfolio turnover rate .................        15%            37%            36%            49%           56%



(1) Net of custody fee credits, expense reimbursement and fees waived by the Adviser. Had these expenses been fully paid by the Fund for the year ended March 31, 1997 net investment loss per share would have been $(.07).

(2) Due to the reimbursement of expenses and waiver of fees by the Adviser, data are not indicative of future periods.

(3) Before custody fee credits, expense reimbursement and fees waived by the Adviser. After expense reimbursement and fees waived for the period ended March 31, 1997 the ratio of expenses to average net assets would have been 0.40% and the ratio of net investment income to average net assets would have been 0.93%.

(4)  Before offset of custody credits.

(5) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been unchanged for the year ended March 31, 2001 and 1.48% for the year ended March 31, 2000.


See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                Value Line U.S. Multinational Company Fund, Inc.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Value Line U.S. Multinational Company Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Multinational Company Fund, Inc. (the "Fund") at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 10, 2001


--------------------------------------------------------------------------------
Federal Tax Notice (unaudited)

The amount of long term capital gain paid by the Fund for the fiscal year ended March 31, 2001 was $597,705.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              11

Value Line U.S. Multinational Company Fund, Inc.

                         The Value Line Family of Funds

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
12

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Philip J. Orlando
                      Vice President
                      Stephen E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer

International investments entail special risk considerations including currency, liquidity, economic and political risks.

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


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